Exhibit 99.2

	Fourth-Quarter 2018 Detailed Supplemental Information

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	7,518	6,781	6,688	8,119	29,106	8,798	8,504	9,449	9,666	36,417
Equity in earnings of affiliates	200	178	196	198	772	208	265	294	307	1,074
Gain on dispositions	22	1,876	246	33	2,177	7	55	113	888	1,063
Other income (loss)	31	47	65	386	529	(52)	416	309	(500)	173
Total Revenues and Other Income	7,771	8,882	7,195	8,736	32,584	8,961	9,240	10,165	10,361	38,727

Costs and Expenses
Purchased commodities	3,192	2,922	2,926	3,435	12,475	3,714	3,064	3,530	3,986	14,294
Production and operating expenses*	1,291	1,325	1,222	1,324	5,162	1,171	1,313	1,367	1,362	5,213
Selling, general and administrative expenses*	97	95	110	125	427	99	118	119	65	401
Exploration expenses*	550	97	73	214	934	95	69	103	102	369
Depreciation, depletion and amortization	1,979	1,625	1,608	1,633	6,845	1,412	1,438	1,494	1,612	5,956
Impairments	175	6,294	6	126	6,601	12	(35)	44	6	27
Taxes other than income taxes	231	198	175	205	809	183	273	312	280	1,048
Accretion on discounted liabilities	95	92	89	86	362	88	89	89	87	353
Interest and debt expense	315	306	251	226	1,098	184	177	186	188	735
Foreign currency transaction (gains) losses	10	13	5	7	35	30	(28)	5	(24)	(17)
Other expenses*	68	276	77	30	451	197	143	10	25	375
Total Costs and Expenses	8,003	13,243	6,542	7,411	35,199	7,185	6,621	7,259	7,689	28,754
Income (loss) before income taxes	(232)	(4,361)	653	1,325	(2,615)	1,776	2,619	2,906	2,672	9,973
Income tax provision (benefit)	(831)	(935)	217	(273)	(1,822)	876	965	1,033	794	3,668
Net Income (Loss)	599	(3,426)	436	1,598	(793)	900	1,654	1,873	1,878	6,305
Less: net income attributable to noncontrolling interests	(13)	(14)	(16)	(19)	(62)	(12)	(14)	(12)	(10)	(48)
Net Income (Loss) Attributable to ConocoPhillips	586	(3,440)	420	1,579	(855)	888	1,640	1,861	1,868	6,257

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.47	(2.78)	0.35	1.32	(0.70)	0.75	1.40	1.60	1.62	5.36
Diluted	0.47	(2.78)	0.34	1.32	(0.70)	0.75	1.39	1.59	1.61	5.32

Average Common Shares Outstanding (in thousands)**
Basic	1,243,280	1,236,831	1,212,454	1,192,243	1,221,038	1,179,792	1,172,378	1,163,033	1,151,148	1,166,499
Diluted	1,248,722	1,236,831	1,215,341	1,198,276	1,221,038	1,186,454	1,181,167	1,172,694	1,159,305	1,175,538
*2017 has been restated to align with current period financial statements.
**Ending Common Shares Outstanding is 1,138,349 as of Dec. 31, 2018, compared with 1,151,242 as of Sep. 30, 2018.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	6	215	159	396	776	654	531	535	470	2,190

Lower 48	(562)	(4,013)	(148)	(102)	(4,825)	398	523	660	640	2,221

Canada	(87)	1,846	243	(55)	1,947	(105)	47	49	(24)	(33)

Europe and North Africa	533	276	303	607	1,719	771	862	811	1,687	4,131

Asia Pacific and Middle East	392	(2,052)	452	524	(684)	653	629	815	743	2,840

Other International	(68)	(11)	(15)	282	188	(10)	(2)	334	72	394

Corporate and Other	(446)	(622)	(341)	(327)	(1,736)	(585)	29	(298)	(916)	(1,770)

Consolidated	(232)	(4,361)	653	1,325	(2,615)	1,776	2,619	2,906	2,672	9,973

EFFECTIVE INCOME TAX RATES

Alaska*	295.2%	7.4%	35.3%	-195.8%	-88.7%	19.9%	21.4%	20.1%	5.4%	17.2%

Lower 48	35.5%	36.8%	34.8%	710.1%	50.9%	22.6%	21.7%	22.2%	19.3%	21.3%

Canada	1193.9%	25.2%	-14.8%	21.9%	-31.7%	38.4%	29.7%	31.2%	361.3%	291.3%

Europe and North Africa	67.8%	55.5%	72.0%	71.2%	67.8%	68.3%	66.3%	70.3%	35.4%	54.8%

Asia Pacific and Middle East	36.6%	-5.2%	8.9%	11.9%	-51.4%	27.6%	23.5%	27.8%	22.4%	25.4%

Other International	29.6%	14.2%	-27.3%	13.7%	11.3%	-336.7%	-102.3%	5.4%	-33.5%	7.6%

Corporate and Other	22.0%	31.8%	4.2%	-217.2%	-23.0%	7.5%	5.3%	17.3%	0.9%	5.8%

Consolidated	359.0%	21.4%	33.2%	-20.5%	69.7%	49.3%	36.8%	35.5%	29.7%	36.8%
*Alaska including taxes other than income taxes.	111.9%	32.2%	56.6%	-142.9%	-32.5%	22.4%	36.1%	37.1%	24.9%	30.3%

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	(11)	199	103	1,175	1,466	524	418	427	445	1,814

Lower 48	(362)	(2,536)	(97)	624	(2,371)	308	410	513	516	1,747

Canada	948	1,379	280	(43)	2,564	(65)	33	34	61	63

Europe and North Africa	171	123	85	174	553	245	290	241	1,090	1,866

Asia Pacific and Middle East	236	(2,172)	396	442	(1,098)	461	466	577	566	2,070

Other International	(48)	(9)	(20)	244	167	(44)	(5)	316	97	364

Corporate and Other	(348)	(424)	(327)	(1,037)	(2,136)	(541)	28	(247)	(907)	(1,667)

Consolidated	586	(3,440)	420	1,579	(855)	888	1,640	1,861	1,868	6,257

SPECIAL ITEMS

Alaska	(110)	32	-	892	814	79	-	-	98	177

Lower 48	(33)	(2,464)	(40)	610	(1,927)	(8)	-	(37)	106	61

Canada	977	1,366	304	(5)	2,642	-	36	32	80	148

Europe and North Africa	-	41	-	12	53	-	32	-	805	837

Asia Pacific and Middle East	-	(2,384)	83	74	(2,227)	-	-	-	-	-

Other International	(28)	-	-	275	247	(34)	-	325	93	384

Corporate and Other	(43)	(209)	(125)	(819)	(1,196)	(285)	281	(54)	(623)	(681)

Consolidated	763	(3,618)	222	1,039	(1,594)	(248)	349	266	559	926
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	99	167	103	283	652	445	418	427	347	1,637

Lower 48	(329)	(72)	(57)	14	(444)	316	410	550	410	1,686

Canada	(29)	13	(24)	(38)	(78)	(65)	(3)	2	(19)	(85)

Europe and North Africa	171	82	85	162	500	245	258	241	285	1,029

Asia Pacific and Middle East	236	212	313	368	1,129	461	466	577	566	2,070

Other International	(20)	(9)	(20)	(31)	(80)	(10)	(5)	(9)	4	(20)

Corporate and Other	(305)	(215)	(202)	(218)	(940)	(256)	(253)	(193)	(284)	(986)

Consolidated	(177)	178	198	540	739	1,136	1,291	1,595	1,309	5,331

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	44.9%	22.3%	35.3%	28.8%	31.5%	19.5%	21.4%	20.1%	26.2%	21.7%

Lower 48	35.5%	37.9%	39.2%	28.3%	36.6%	22.5%	21.7%	22.3%	19.1%	21.4%

Canada	50.9%	-83.2%	34.7%	31.0%	46.0%	38.4%	-1.5%	61.1%	20.3%	33.6%

Europe and North Africa	67.8%	70.4%	72.0%	71.7%	70.3%	68.3%	68.1%	70.3%	69.0%	68.9%

Asia Pacific and Middle East	36.6%	31.9%	27.2%	26.0%	29.9%	27.6%	23.5%	27.8%	22.4%	25.4%

Other International	20.4%	14.2%	-27.3%	16.9%	9.9%	0.7%	-102.3%	17.2%	130.6%	44.9%

Corporate and Other	21.1%	39.2%	22.7%	30.4%	28.5%	13.8%	5.8%	11.3%	-8.2%	5.7%

Consolidated	232.5%	45.2%	57.7%	49.5%	61.6%	41.8%	41.2%	39.2%	43.6%	41.4%

	2017					2018
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Impairments	(174)	-	-	-	(174)	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	101	-	-	-	101
Subtotal before income taxes	(174)	-	-	-	(174)	101	-	-	-	101
Income tax provision (benefit)[1]	(64)	(32)	-	(892)	(988)	22	-	-	(98)	(76)
Total	(110)	32	-	892	814	79	-	-	98	177

Lower 48
Restructuring	-	(15)	(3)	1	(17)	-	-	(20)	(3)	(23)
Impairments	(51)	(3,882)	(2)	(122)	(4,057)	(10)	-	(43)	-	(53)
Gain (loss) on asset sales	-	-	(50)	-	(50)	-	-	56	136	192
Pending claims and settlements	-	-	-	-	-	-	-	(41)	-	(41)
Subtotal before income taxes	(51)	(3,897)	(55)	(121)	(4,124)	(10)	-	(48)	133	75
Income tax provision (benefit)[1]	(18)	(1,433)	(15)	(731)	(2,197)	(2)	-	(11)	27	14
Total	(33)	(2,464)	(40)	610	(1,927)	(8)	-	(37)	106	61

Canada
Gain (loss) on asset sales	-	1,855	281	-	2,136	-	50	45	-	95
Impairments	-	(18)	-	-	(18)	-	-	-	-	-
Restructuring	(27)	1	-	-	(26)	-	-	-	-	-
Subtotal before income taxes	(27)	1,838	281	-	2,092	-	50	45	-	95
Income tax provision (benefit)[2]	(1,004)	472	(23)	5	(550)	-	14	13	(80)	(53)
Total	977	1,366	304	(5)	2,642	-	36	32	80	148

Europe and North Africa
Impairments	-	-	-	33	33	-	53	-	52	105
Gain (loss) on asset sales	-	-	-	-	-	-	-	-	715	715
Subtotal before income taxes	-	-	-	33	33	-	53	-	767	820
Income tax provision (benefit)[3]	-	(41)	-	21	(20)	-	21	-	(38)	(17)
Total	-	41	-	12	53	-	32	-	805	837

Asia Pacific and Middle East
Impairments	-	(2,384)	-	-	(2,384)	-	-	-	-	-
Subtotal before income taxes	-	(2,384)	-	-	(2,384)	-	-	-	-	-
Income tax provision (benefit)[4]	-	-	(83)	(74)	(157)	-	-	-	-	-
Total	-	(2,384)	83	74	(2,227)	-	-	-	-	-

Other International
Pending claims and settlements	-	-	-	320	320	-	-	345	85	430
Rig termination	(43)	-	-	-	(43)	-	-	-	-	-
Subtotal before income taxes	(43)	-	-	320	277	-	-	345	85	430
Income tax provision (benefit)[5]	(15)	-	-	45	30	34	-	20	(8)	46
Total	(28)	-	-	275	247	(34)	-	325	93	384

Corporate and Other
Pension settlement expense	(60)	(36)	(20)	(14)	(130)	-	(147)	(14)	(35)	(196)
Pending claims and settlements	-	2	(9)	17	10	34	-	(18)	-	16
Premiums on early debt retirement	-	(234)	(51)	(17)	(302)	(206)	(2)	-	-	(208)
Unrealized gain (loss) on CVE equity	-	-	-	-	-	(116)	387	(76)	(618)	(423)
Recognition of deferred licensing revenue[6]	-	-	-	-	-	-	60	44	-	104
Restructuring	-	-	-	-	-	-	-	(17)	-	(17)
Subtotal before income taxes	(60)	(268)	(80)	(14)	(422)	(288)	298	(81)	(653)	(724)
Income tax provision (benefit)[4]	(17)	(59)	45	805	774	(3)	17	(27)	(30)	(43)
Total	(43)	(209)	(125)	(819)	(1,196)	(285)	281	(54)	(623)	(681)

Total Company	763	(3,618)	222	1,039	(1,594)	(248)	349	266	559	926
[1]Includes deferred tax adjustment in 2Q 2017 and 4Q 2018 in Alaska and Lower 48; pending claims and settlements in 2Q 2017 in Alaska; and 4Q 2017 U.S. Tax Reform.
[2]Includes tax adjustment related to Canadian disposition in 1Q 2017; tax benefit related to our prior decision to exit Nova Scotia deepwater exploration in 3Q 2017; 4Q 2017 U.S. Tax Reform; and 4Q 2018 deferred tax adjustment.

[3]Includes pending claims and settlements in 2Q 2017; 4Q 2017 deferred tax adjustment in U.K.; and 4Q 2017 U.S. Tax Reform.
[4]Includes pending claims and settlements in 3Q 2017 and 4Q 2017 U.S. Tax Reform.
[5]Includes 4Q 2017 U.S. Tax Reform and 1Q 2018 Nigeria tax settlement.
[6]Pursuant to adoption of ASC Topic 606 in 2018.

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	3,109	7,534	6,911	6,325	6,325	4,984	3,234	3,716	5,915	5,915
Short-term investments	252	2,733	2,696	1,873	1,873	288	612	875	248	248
Accounts and notes receivable	3,105	3,020	3,222	4,179	4,179	4,032	3,750	4,319	3,920	3,920
Accounts and notes receivable—related parties	254	143	142	141	141	160	180	180	147	147
Investment in Cenovus Energy	-	1,533	2,084	1,899	1,899	1,776	2,159	2,086	1,462	1,462
Inventories	1,097	1,019	1,023	1,060	1,060	1,053	1,093	1,239	1,007	1,007
Prepaid expenses and other current assets	2,911	3,897	876	1,035	1,035	894	580	2,308	575	575
Total Current Assets	10,728	19,879	16,954	16,512	16,512	13,187	11,608	14,723	13,274	13,274
Investments and long-term receivables	21,153	9,681	9,696	9,599	9,599	9,572	9,435	9,553	9,329	9,329
Loans and advances—related parties	522	522	461	461	461	399	399	335	335	335
Net properties, plants and equipment	54,440	46,846	46,669	45,683	45,683	45,997	46,306	44,736	45,698	45,698
Other assets	1,130	1,076	1,081	1,107	1,107	1,572	1,188	1,209	1,344	1,344
Total Assets	87,973	78,004	74,861	73,362	73,362	70,727	68,936	70,556	69,980	69,980

Liabilities
Accounts payable	3,494	3,401	3,378	4,009	4,009	3,824	3,642	3,887	3,863	3,863
Accounts payable—related parties	37	33	38	21	21	62	24	31	32	32
Short-term debt	1,095	3,798	1,331	2,575	2,575	337	89	95	112	112
Accrued income and other taxes	756	791	1,005	1,038	1,038	1,341	1,301	1,582	1,320	1,320
Employee benefit obligations	465	509	528	725	725	408	511	626	809	809
Other accruals	1,679	1,394	851	1,029	1,029	1,137	1,071	1,180	1,259	1,259
Total Current Liabilities	7,526	9,926	7,131	9,397	9,397	7,109	6,638	7,401	7,395	7,395
Long-term debt	25,340	19,670	19,673	17,128	17,128	16,709	14,885	14,902	14,856	14,856
Asset retirement obligations and accrued environmental costs	7,884	7,631	7,763	7,631	7,631	7,789	7,665	7,554	7,688	7,688
Deferred income taxes	7,568	6,335	6,262	5,282	5,282	5,409	5,534	5,535	5,021	5,021
Employee benefit obligations	2,534	2,499	1,903	1,854	1,854	1,832	1,774	1,755	1,764	1,764
Other liabilities and deferred credits	1,520	1,444	1,417	1,269	1,269	1,161	1,218	1,330	1,192	1,192
Total Liabilities	52,372	47,505	44,149	42,561	42,561	40,009	37,714	38,477	37,916	37,916

Equity
Common stock issued
Par value	18	18	18	18	18	18	18	18	18	18
Capital in excess of par	46,510	46,558	46,595	46,622	46,622	46,642	46,746	46,858	46,879	46,879
Treasury stock	(37,018)	(37,981)	(38,951)	(39,906)	(39,906)	(40,406)	(41,052)	(41,979)	(42,905)	(42,905)
Accumulated other comprehensive income (loss)	(5,961)	(6,342)	(5,292)	(5,518)	(5,518)	(5,371)	(5,637)	(5,442)	(6,063)	(6,063)
Retained earnings	31,804	28,033	28,130	29,391	29,391	29,663	30,967	32,495	34,010	34,010
Total Common Stockholders' Equity	35,353	30,286	30,500	30,607	30,607	30,546	31,042	31,950	31,939	31,939
Noncontrolling Interests	248	213	212	194	194	172	180	129	125	125
Total Equity	35,601	30,499	30,712	30,801	30,801	30,718	31,222	32,079	32,064	32,064
Total Liabilities and Equity	87,973	78,004	74,861	73,362	73,362	70,727	68,936	70,556	69,980	69,980

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	599	(3,426)	436	1,598	(793)	900	1,654	1,873	1,878	6,305
Depreciation, depletion and amortization	1,979	1,625	1,608	1,633	6,845	1,412	1,438	1,494	1,612	5,956
Impairments	175	6,294	6	126	6,601	12	(35)	44	6	27
Dry hole costs and leasehold impairments	406	22	7	131	566	20	16	28	31	95
Accretion on discounted liabilities	95	92	89	86	362	88	89	89	87	353
Deferred taxes	(1,314)	(1,234)	(222)	(911)	(3,681)	65	197	136	(115)	283
Undistributed equity earnings	(43)	(78)	(72)	(39)	(232)	(34)	128	(105)	163	152
Gain on dispositions	(22)	(1,876)	(246)	(33)	(2,177)	(7)	(55)	(113)	(888)	(1,063)
Other	(47)	222	(542)	(62)	(429)	29	(267)	15	414	191
Net working capital changes	(38)	110	(9)	(48)	15	(86)	177	(51)	595	635
Net Cash Provided by Operating Activities	1,790	1,751	1,055	2,481	7,077	2,399	3,342	3,410	3,783	12,934

Cash Flows from Investing Activities
Capital expenditures and investments	(966)	(1,020)	(1,088)	(1,517)	(4,591)	(1,535)	(1,999)	(1,599)	(1,617)	(6,750)
Working capital changes associated with investing activities	(26)	(87)	95	150	132	28	(120)	35	(11)	(68)
Proceeds from asset dispositions	35	10,707	2,998	120	13,860	169	139	86	688	1,082
Net sales (purchases) of short-term investments	(203)	(2,450)	70	793	(1,790)	1,593	(336)	(261)	624	1,620
Long-term collections from (advances to)
related parties and other investments	186	47	(67)	(15)	151	(333)	367	101	138	273
Net Cash Provided by (Used in) Investing Activities	(974)	7,197	2,008	(469)	7,762	(78)	(1,949)	(1,638)	(178)	(3,843)

Cash Flows from Financing Activities
Repayment of debt	(839)	(3,240)	(2,515)	(1,282)	(7,876)	(2,888)	(2,064)	(18)	(25)	(4,995)
Issuance of company common stock	(46)	(17)	(2)	2	(63)	(18)	60	79	-	121
Repurchase of company common stock	(112)	(963)	(970)	(955)	(3,000)	(500)	(646)	(927)	(926)	(2,999)
Dividends paid	(331)	(331)	(324)	(319)	(1,305)	(338)	(337)	(334)	(354)	(1,363)
Other	(16)	(48)	(16)	(32)	(112)	(32)	(16)	(63)	(12)	(123)
Net Cash Provided by (Used in) Financing Activities	(1,344)	(4,599)	(3,827)	(2,586)	(12,356)	(3,776)	(3,003)	(1,263)	(1,317)	(9,359)

Effect of Exchange Rate Changes	27	76	141	(12)	232	125	(139)	(26)	(77)	(117)

Net Change in Cash, Cash Equivalents and Restricted Cash	(501)	4,425	(623)	(586)	2,715	(1,330)	(1,749)	483	2,211	(385)
Cash, cash equivalents and restricted cash at beginning of period*	3,610	3,109	7,534	6,911	3,610	6,536	5,206	3,457	3,940	6,536
Cash, Cash Equivalents and Restricted Cash at End of Period	3,109	7,534	6,911	6,325	6,325	5,206	3,457	3,940	6,151	6,151
*2018 Cash, cash equivalents and restricted cash at beginning of period has been restated to include $211MM of restricted cash.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	228	229	179	179	815	263	581	190	264	1,298

Lower 48	343	383	508	902	2,136	751	889	835	709	3,184

Canada	62	85	33	22	202	173	45	100	159	477

Europe and North Africa	200	212	245	215	872	216	246	216	199	877

Asia Pacific and Middle East	109	93	114	166	482	99	194	200	225	718

Other International	5	5	7	4	21	1	2	3	-	6

Corporate and Other	19	13	2	29	63	32	42	55	61	190
Total Capital Expenditures and Investments	966	1,020	1,088	1,517	4,591	1,535	1,999	1,599	1,617	6,750

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,593	1,437	1,226	1,256	1,377	1,269	1,249	1,261	1,357	1,283

Crude Oil (MBD)
Consolidated operations	588	576	568	608	585	621	610	622	705	639
Equity affiliates	13	14	14	14	14	15	14	13	12	14
Total	601	590	582	622	599	636	624	635	717	653
Over (under) lifting of crude oil (MBD)	36	28	11	13	22	15	9	28	11	16

NGL (MBD)
Consolidated operations	127	119	87	84	104	88	95	98	98	95
Equity affiliates	7	8	8	5	7	8	8	8	7	7
Total	134	127	95	89	111	96	103	106	105	102

Bitumen (MBD)
Consolidated operations	52	52	63	67	59	66	63	65	71	66
Equity affiliates	171	85	-	-	63	-	-	-	-	-
Total	223	137	63	67	122	66	63	65	71	66

Natural Gas (MMCFD)
Consolidated operations	2,874	2,484	1,878	1,833	2,263	1,775	1,700	1,707	1,793	1,743
Equity affiliates	935	1,015	1,040	1,035	1,007	1,053	1,054	1,025	992	1,031
Total	3,809	3,499	2,918	2,868	3,270	2,828	2,754	2,732	2,785	2,774

Industry Prices
Crude Oil ($/BBL)
WTI	51.83	48.24	48.16	55.35	50.90	62.88	67.99	69.71	59.09	64.92
WCS	37.25	37.12	38.22	43.08	38.92	38.60	48.72	47.47	19.64	38.61
Brent dated	53.78	49.83	52.09	61.39	54.27	66.76	74.35	75.27	67.76	71.04
JCC ($/BBL)	47.21	54.95	53.16	49.87	51.30	58.62	66.66	71.51	76.66	68.36
Natural Gas ($/MMBTU)
Henry Hub first of month	3.32	3.19	2.99	2.93	3.11	3.01	2.80	2.91	3.65	3.09

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	50.86	48.11	49.31	58.95	51.89	65.47	70.42	72.97	63.74	68.03
Equity affiliates	55.58	50.55	52.29	60.52	54.76	66.50	76.11	76.62	70.73	72.49
Total	50.97	48.16	49.39	58.99	51.96	65.49	70.55	73.05	63.86	68.13

NGL ($/BBL)
Consolidated operations	23.81	19.97	22.50	32.08	24.21	26.68	28.57	33.80	26.61	29.03
Equity affiliates	43.20	34.49	35.94	44.06	38.74	43.99	43.60	49.71	45.48	45.69
Total	24.87	20.99	23.82	32.79	25.22	28.37	29.94	35.14	28.04	30.48

Bitumen ($/BBL)
Consolidated operations	15.63	19.28	24.19	25.20	21.43	14.06	32.38	34.15	11.65	22.29
Equity affiliates	23.63	24.19	-	-	23.83	-	-	-	-	-
Total	21.56	22.42	24.19	25.20	22.66	14.06	32.38	34.15	11.65	22.29

Natural Gas ($/MCF)
Consolidated operations	3.78	3.64	3.88	4.80	3.97	5.18	4.85	5.48	6.05	5.40
Equity affiliates	4.00	4.29	4.51	4.25	4.27	5.04	5.72	6.35	7.15	6.06
Total	3.84	3.83	4.11	4.59	4.07	5.13	5.18	5.81	6.46	5.65

Exploration Expenses ($ Millions)
Dry holes	343	14	(3)	76	430	15	1	12	11	39
Leasehold impairment	63	8	10	55	136	5	15	16	20	56
Total noncash expenses	406	22	7	131	566	20	16	28	31	95
Other (G&A, G&G and lease rentals)*	144	75	66	83	368	75	53	75	71	274
Total exploration expenses*	550	97	73	214	934	95	69	103	102	369

U.S. exploration expenses*	427	43	38	152	660	66	49	59	58	232
International exploration expenses*	123	54	35	62	274	29	20	44	44	137
*2017 has been restated to align with current period financial statements.

DD&A ($ Millions)
Alaska	234	216	188	208	846	185	182	161	213	741
Lower 48	819	666	612	627	2,724	498	553	603	653	2,307
Canada	196	70	84	89	439	91	85	89	50	315
Europe and North Africa	346	318	317	286	1,267	285	275	281	278	1,119
Asia Pacific and Middle East	350	321	374	390	1,435	327	317	334	390	1,368
Other International	-	-	-	-	-	-	-	-	-	-
Corporate and Other	34	34	33	33	134	26	26	26	28	106
Total DD&A	1,979	1,625	1,608	1,633	6,845	1,412	1,438	1,494	1,612	5,956

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	175	169	154	173	167	174	170	152	187	171
Lower 48	176	179	175	191	180	197	218	240	262	229
Canada	6	3	1	2	3	2	1	1	1	1
Norway	103	99	95	90	97	89	82	89	89	87
United Kingdom	28	26	23	24	25	29	23	23	29	26
Libya	9	11	23	34	20	40	34	33	39	36
Europe and North Africa	140	136	141	148	142	158	139	145	157	149
Australia/Timor-Leste	7	6	6	6	6	4	3	3	5	4
China	41	38	37	35	38	37	29	34	42	36
Indonesia	2	2	2	2	2	2	2	2	2	2
Malaysia	41	43	52	51	47	47	48	45	49	47
Equity affiliates	13	14	14	14	14	15	14	13	12	14
AP/ME	104	103	111	108	107	105	96	97	110	103
Total	601	590	582	622	599	636	624	635	717	653

NGL (MBD)
Alaska	15	14	11	15	14	16	14	12	16	14
Lower 48	75	79	64	58	69	60	70	73	71	69
Canada	23	13	1	-	9	-	-	2	-	1
Norway	4	4	4	4	4	4	4	4	3	4
United Kingdom	5	5	3	3	4	4	4	4	4	4
Europe and North Africa	9	9	7	7	8	8	8	8	7	8
Australia/Timor-Leste	5	4	4	4	4	4	3	3	4	3
Equity affiliates	7	8	8	5	7	8	8	8	7	7
AP/ME	12	12	12	9	11	12	11	11	11	10
Total	134	127	95	89	111	96	103	106	105	102

Bitumen (MBD)
Consolidated operations	52	52	63	67	59	66	63	65	71	66
Equity affiliates	171	85	-	-	63	-	-	-	-	-
Total	223	137	63	67	122	66	63	65	71	66

Natural Gas (MMCFD)
Alaska	7	7	5	7	7	7	6	5	7	6
Lower 48	1,116	1,142	765	576	898	568	593	608	616	596
Canada	488	247	10	12	187	13	14	12	9	12
Norway	213	188	193	206	200	208	172	189	206	194
United Kingdom	328	284	209	284	276	309	309	238	270	281
Libya	3	4	6	20	8	31	26	25	31	28
Europe and North Africa	544	476	408	510	484	548	507	452	507	503
Australia/Timor-Leste	284	260	241	286	267	295	241	289	276	275
Indonesia	327	276	323	305	308	307	305	316	307	309
Malaysia	108	76	126	137	112	37	34	25	71	42
Equity affiliates	935	1,015	1,040	1,035	1,007	1,053	1,054	1,025	992	1,031
AP/ME	1,654	1,627	1,730	1,763	1,694	1,692	1,634	1,655	1,646	1,657
Total	3,809	3,499	2,918	2,868	3,270	2,828	2,754	2,732	2,785	2,774

Total (MBOED)
Alaska	191	184	166	189	182	191	185	165	204	186
Lower 48	437	448	366	345	399	352	387	414	436	397
Consolidated operations	162	109	67	71	102	70	67	70	74	70
Equity affiliates	171	85	-	-	63	-	-	-	-	-
Canada	333	194	67	71	165	70	67	70	74	70
Norway	143	134	131	128	134	128	114	125	126	123
United Kingdom	88	78	61	75	75	85	78	67	78	77
Libya	9	12	24	37	21	45	38	37	44	41
Europe and North Africa	240	224	216	240	230	258	230	229	248	241
Australia/Timor-Leste	59	53	50	58	55	57	46	54	55	53
China	41	38	37	35	38	37	29	34	42	36
Indonesia	57	48	56	52	53	53	53	54	53	53
Malaysia	59	56	73	74	66	53	54	49	61	54
Equity affiliates	176	192	195	192	189	198	198	192	184	193
AP/ME	392	387	411	411	401	398	380	383	395	389
Total	1,593	1,437	1,226	1,256	1,377	1,269	1,249	1,261	1,357	1,283

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	52.09	49.95	50.53	60.68	53.33	68.31	72.49	76.47	66.58	70.86
Lower 48	45.89	43.38	45.29	54.27	47.36	61.99	65.79	67.73	57.08	62.99
Canada	43.82	43.35	-	-	43.69	-	-	-	-	48.73
Norway	54.14	51.19	51.94	62.28	54.61	65.84	73.13	77.74	70.19	71.61
United Kingdom	50.09	51.72	46.88	57.63	51.85	64.27	70.97	76.51	66.56	69.00
Libya	52.98	48.77	51.00	60.82	55.11	65.90	72.86	73.42	68.30	69.83
Europe and North Africa	53.34	50.98	51.05	61.04	54.21	65.57	72.65	76.54	68.97	70.71
Australia/Timor-Leste	53.85	49.43	50.35	63.35	54.10	70.71	72.25	71.12	68.88	70.70
China	50.31	46.00	49.09	58.07	50.91	62.49	69.51	70.71	62.37	65.94
Indonesia	42.45	37.44	38.89	75.00	47.09	58.60	49.93	55.16	50.54	53.34
Malaysia	58.13	52.64	54.66	64.54	57.59	70.42	78.42	79.32	73.50	75.33
AP/ME	53.74	49.28	52.06	62.09	54.38	67.07	74.88	74.78	67.76	70.93
Total consolidated operations	50.86	48.11	49.31	58.95	51.89	65.47	70.42	72.97	63.74	68.03
Equity affiliates	55.58	50.55	52.29	60.52	54.76	66.50	76.11	76.62	70.73	72.49
Total	50.97	48.16	49.39	58.99	51.96	65.49	70.55	73.05	63.86	68.13

NGL ($/BBL)
Consolidated operations
Lower 48	22.07	18.99	20.72	28.41	22.20	24.57	26.71	32.17	25.13	27.30
Canada	21.32	20.96	-	-	21.51	-	-	-	-	43.70
Norway	31.77	24.24	28.86	40.56	34.14	32.58	41.12	35.57	33.23	35.56
United Kingdom	30.32	25.32	33.07	43.60	33.98	33.43	39.77	40.43	37.14	38.13
Europe and North Africa	31.21	24.88	31.16	41.74	34.07	32.98	40.35	38.80	34.75	36.87
Australia/Timor-Leste	42.96	34.54	35.74	49.26	41.37	44.36	44.23	52.30	42.66	47.20
AP/ME	42.96	34.54	35.74	49.26	41.37	44.36	44.23	52.30	42.66	47.20
Total consolidated operations	23.81	19.97	22.50	32.08	24.21	26.68	28.57	33.80	26.61	29.03
Equity affiliates	43.20	34.49	35.94	44.06	38.74	43.99	43.60	49.71	45.48	45.69
Total	24.87	20.99	23.82	32.79	25.22	28.37	29.94	35.14	28.04	30.48

Bitumen ($/BBL)
Consolidated operations*	15.63	19.28	24.19	25.20	21.43	14.06	32.38	34.15	11.65	22.29
Equity affiliates	23.63	24.19	-	-	23.83	-	-	-	-	-
Total	21.56	22.42	24.19	25.20	22.66	14.06	32.38	34.15	11.65	22.29

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.53	1.43	4.55	2.59	2.72	2.51	2.51	2.52	2.41	2.48
Lower 48	2.83	2.72	2.63	2.68	2.73	2.76	2.34	2.80	3.35	2.82
Canada	1.95	2.00	-	-	1.93	-	-	-	-	1.00
Norway	5.52	4.87	5.00	6.59	5.54	7.32	7.19	8.23	8.57	7.87
United Kingdom	6.07	4.99	5.20	6.89	5.84	7.58	7.31	7.37	8.73	7.74
Libya	-	-	0.09	3.68	3.53	5.62	5.52	4.11	4.10	4.84
Europe and North Africa	5.86	4.95	5.09	6.65	5.70	7.38	7.19	7.62	8.42	7.65
Australia/Timor-Leste**	0.57	0.77	0.64	0.61	0.65	0.62	0.69	1.14	0.79	0.82
Indonesia	6.52	6.34	5.81	6.38	6.26	6.61	6.96	7.09	7.71	7.10
Malaysia	2.82	3.07	3.30	3.16	3.10	2.78	3.06	3.11	3.64	3.25
AP/ME	4.96	5.05	4.63	5.27	4.98	5.57	5.50	6.53	6.90	6.15
Total consolidated operations	3.78	3.64	3.88	4.80	3.97	5.18	4.85	5.48	6.05	5.40
Equity affiliates	4.00	4.29	4.51	4.25	4.27	5.04	5.72	6.35	7.15	6.06
Total	3.84	3.83	4.11	4.59	4.07	5.13	5.18	5.81	6.46	5.65
*2018 average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(348)	(424)	(327)	(1,037)	(2,136)	(541)	28	(247)	(907)	(1,667)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(253)	(174)	(176)	(136)	(739)	(160)	(174)	(174)	(172)	(680)
Corporate G&A expenses*	(51)	(39)	(42)	(61)	(193)	(50)	(53)	(36)	48	(91)
Technology**	9	-	20	(9)	20	(10)	63	64	(8)	109
Other*	(53)	(211)	(129)	(831)	(1,224)	(321)	192	(101)	(775)	(1,005)
Total	(348)	(424)	(327)	(1,037)	(2,136)	(541)	28	(247)	(907)	(1,667)
*2017 has been restated to align with current period financial statements.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(340)	(336)	(282)	(259)	(1,217)	(221)	(222)	(236)	(226)	(905)
Capitalized interest	25	30	31	33	119	37	45	50	38	170
Interest revenue	11	17	29	43	100	22	15	18	24	79
Total	(304)	(289)	(222)	(183)	(998)	(162)	(162)	(168)	(164)	(656)

Debt
Total debt ($ Millions)	26,435	23,468	21,004	19,703	19,703	17,046	14,974	14,997	14,968	14,968
Debt-to-capital ratio (%)	43%	43%	41%	39%	39%	36%	32%	32%	32%	32%

Equity ($ Millions)	35,601	30,499	30,712	30,801	30,801	30,718	31,222	32,079	32,064	32,064

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day